Prospectus


March 30, 2000

As revised September 30, 2000


Putnam High Yield Advantage Fund

Class A, B and M shares
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.




    CONTENTS


 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 6  Who manages the fund?

 6  How does the fund price its shares?

 6  How do I buy fund shares?

 8  How do I sell fund shares?

 9  How do I exchange fund shares?

10  Fund distributions and taxes

10  Financial highlights



[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.


MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS

We invest mostly in bonds that

* are obligations of U.S. corporations,

* are below investment-grade in quality (junk bonds), and

* have intermediate- to long-term maturities (three years or longer).


MAIN RISKS


The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is below investment grade in quality. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION


The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES


1990     -8.09%
1991     45.71%
1992     18.61%
1993     21.04%
1994     -5.15%
1995     18.81%
1996     10.59%
1997     13.37%
1998     -9.53%
1999      5.92%



Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 17.90% (quarter ending 3/31/91) and the lowest return for a quarter was -11.97% (quarter ending 9/30/98).

Average Annual Total Returns (for periods ending 12/31/99)
-------------------------------------------------------------------------------
                                              Past       Past       Past
                                              1 year     5 years    10 years
-------------------------------------------------------------------------------
Class A                                       0.86%      6.33%      9.51%
Class B                                       0.37%      6.28%      9.11%
Class M                                       2.31%      6.42%      9.39%
First Boston High Yield Index                 3.28%      9.08%     11.06%
-------------------------------------------------------------------------------
Unlike the bar chart, this performance information reflects the impact of sales charges. Both class A and class M share performance reflect the current maximum initial sales charges; class B share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/99 and assumes conversion to class A shares after eight years. For periods before the inception of class B shares (5/16/94) and class M shares (12/1/94), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B and class M shares. The fund's perform ance is compared to the First Boston
High Yield Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.


FEES AND EXPENSES


This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                             Class A   Class B   Class M
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)                             4.75%     NONE      3.25%

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)                   NONE*     5.00%     NONE
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                                Total Annual
                      Management   Distribution      Other     Fund Operating
                         Fees      (12b-1) Fees     Expenses      Expenses
-------------------------------------------------------------------------------
Class A                  0.56%         0.25%         0.14%         0.95%
Class B                  0.56%         1.00%         0.14%         1.70%
Class M                  0.56%         0.50%         0.14%         1.20%
-------------------------------------------------------------------------------
* A deferred sales charge of up to 1% may be imposed on certain redemptions of class A shares bought without an initial sales charge.


EXAMPLE


The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.
-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class A                  $567          $763        $  976        $1,586
Class B                  $673          $836        $1,123        $1,810*
Class B
(no redemption)          $173          $536        $  923        $1,810*
Class M                  $443          $694        $  963        $1,732
-------------------------------------------------------------------------------
* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.


What are the fund's main investment strategies and related risks?


Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in lower-rated bonds. Under normal market conditions the fund invests at least 80% of its assets in debt securities, convertible securities or preferred stocks that we believe are consistent with the fund's primary investment objective of high current income. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.


A description of the risks associated with the fund's main investment strategies follows.


* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, their securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 15% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that we believe are of comparable quality.
We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuer may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make payment of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Foreign investments. We may invest in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may drop in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets that typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to our foreign investments.

* Illiquid investments. We may invest up to 15% of the fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell the fund's illiquid investments when we consider it desirable to do so or we may be able to sell them only at less than their market value.

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in derivatives, including futures, options, warrants and swap contracts, equity securities, assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.


Who manages the fund?


The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.56% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officer and the Credit Team of Putnam Management have primary responsibility for the day-to-day management of the fund's portfolio. Ms. Thomsen's length of service to the fund and her experience as a portfolio manager or investment analyst over at least the last five years are shown.



-------------------------------------------------------------------------------
Manager                   Since    Experience
-------------------------------------------------------------------------------
Rosemary H. Thomsen       1996     1986 - Present      Putnam Management
Senior Vice President
-------------------------------------------------------------------------------




How does the fund price its shares?


The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.


The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?


You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.


You can buy shares

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Mutual Funds.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders. Currently, shares of the fund may only be purchased by existing investors.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of three classes of fund shares:
A, B and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares


* Initial sales charge of up to 4.75%


* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you


* Deferred sales charge of up to 5.00% if you sell shares within 6 years after purchase


* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee


* Convert automatically to class A shares after 8 years, reducing the future 12b-1 fee (may convert sooner in some cases)

* Orders for class B shares for $250,000 or more are treated as orders for class A shares or refused


Class M shares

* Initial sales charge of up to 3.25%


* Lower sales charge for investments of $50,000 or more


* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease


-------------------------------------------------------------------------------
Initial sales charges for class A and M shares
-------------------------------------------------------------------------------
                        Class A sales charge         Class M sales charge
                         as a percentage of:          as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase    Net amount     Offering   Net amount     Offering
at offering price ($)   invested        price*    invested        price*
-------------------------------------------------------------------------------
Under 50,000                4.99%        4.75%        3.36%        3.25%
50,000 but under
100,000                     4.71         4.50         2.30         2.25
100,000 but under
250,000                     3.63         3.50         1.52         1.50
250,000 but under
500,000                     2.56         2.50         1.01         1.00
500,000 but under
1,000,000                   2.04         2.00         NONE         NONE
1,000,000 and above         NONE         NONE         NONE         NONE
-------------------------------------------------------------------------------
* Offering price includes sales charge.


Deferred sales charges for class B and certain class A shares

If you sell (redeem) class B shares within six years after you bought them, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6     7+
-------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%    0%


A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge, if redeemed within two years of purchase.


Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Mutual Funds for assistance.


* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B and class M shares may cost you more than paying the initial sales charge for class A shares. Because class M shares, unlike class B shares, do not convert to class A shares, class M shares may cost you more over time than class B shares.


How do I sell fund shares?


You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may take up to 15 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.


* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.


By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.


How do I exchange fund shares?


If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.


Fund distributions and taxes


The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:


* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.


If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.


For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares.


The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.


The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights


The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information for the year ended November 30, 1999 has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request. The information for all periods prior to the year ended November 30, 1999 has been derived from the fund's financial statements which have been audited by the fund's previous independent accountants.


FINANCIAL HIGHLIGHTS

CLASS A
(For a share outstanding throughout the period)
                                                        Year ended November 30
                                   ------------------------------------------------------------
                                       1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.35        $9.96        $9.65        $9.52        $9.07
-----------------------------------------------------------------------------------------------
Investment operations
Net investment income                   .80c         .95c         .90          .89         1.00
Net realized and unrealized
gain (loss) on investments             (.57)       (1.61)         .32          .14          .45
-----------------------------------------------------------------------------------------------
Total from investment operations        .23         (.66)        1.22         1.03         1.45
-----------------------------------------------------------------------------------------------
Less distributions:
From net investment income             (.80)        (.94)        (.89)        (.90)       (1.00)
In excess of net investment income     (.03)        (.01)        (.02)          --d          --
From return of capital                 (.03)          --           --           --           --
-----------------------------------------------------------------------------------------------
Total distributions                    (.86)        (.95)        (.91)        (.90)       (1.00)
-----------------------------------------------------------------------------------------------
Net asset value,
end of period                         $7.72        $8.35        $9.96        $9.65        $9.52
-----------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%)a                   2.89        (7.39)       13.30        11.38        16.81
Net assets, end of period
(in thousands)                     $956,094   $1,261,785   $1,436,699   $1,071,702     $870,810
-----------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b                 .95          .92          .97         1.09         1.12
Ratio of net investment income
to average net assets (%)              9.99         9.81         9.17         9.24        10.35
Portfolio turnover (%)                49.29        89.53        67.62        74.47        89.96
-----------------------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.

c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

d Distributions in excess of net investment income were less than $0.01 per share.





FINANCIAL HIGHLIGHTS

CLASS B
(For a share outstanding throughout the period)
                                                        Year ended November 30
                                   ------------------------------------------------------------
                                       1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.32        $9.92        $9.61        $9.49        $9.05
-----------------------------------------------------------------------------------------------
Investment operations
Net investment income                   .74c         .87c         .83          .82          .92
Net realized and unrealized
gain (loss) on investments             (.58)       (1.59)         .32          .13          .45
-----------------------------------------------------------------------------------------------
Total from investment operations        .16         (.72)        1.15          .95         1.37
-----------------------------------------------------------------------------------------------
Less distributions:
From net investment income             (.74)        (.87)        (.82)        (.83)        (.93)
In excess of net investment income     (.03)        (.01)        (.02)          --d          --
From return of capital                 (.03)          --           --           --           --
-----------------------------------------------------------------------------------------------
Total distributions                    (.80)        (.88)        (.84)        (.83)        (.93)
-----------------------------------------------------------------------------------------------
Net asset value,
end of period                         $7.68        $8.32        $9.92        $9.61        $9.49
-----------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%)a                   1.98        (7.99)       12.52        10.52        15.94
Net assets, end of period
(in thousands)                     $791,036   $1,052,251   $1,143,329     $623,097     $287,877
-----------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b                1.70         1.67         1.72         1.84         1.85
Ratio of net investment income
to average net assets (%)              9.24         9.06         8.41         8.50         9.61
Portfolio turnover (%)                49.29        89.53        67.62        74.47        89.96
-----------------------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.

c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

d Distributions in excess of net investment income were less than $0.01 per share.





FINANCIAL HIGHLIGHTS

CLASS M
(For a share outstanding throughout the period)
                                                                                       For the
                                                                                         year
                                                                                        Dec. 1,
                                                                                       1994+ to
                                                 Year ended November 30                 Nov. 30
                                   ------------------------------------------------------------
                                       1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.34        $9.95        $9.64        $9.51        $9.05
-----------------------------------------------------------------------------------------------
Investment operations
Net investment income                   .79c         .92c         .87          .87          .99
Net realized and unrealized
gain (loss) on investments             (.57)       (1.61)         .33          .14          .45
-----------------------------------------------------------------------------------------------
Total from investment operations        .22         (.69)        1.20         1.01         1.44
-----------------------------------------------------------------------------------------------
Less distributions:
From net investment income             (.79)        (.91)        (.87)        (.88)        (.98)
In excess of net investment income     (.03)        (.01)        (.02)          --d          --
From return of capital                 (.03)          --           --           --           --
-----------------------------------------------------------------------------------------------
Total distributions                    (.85)        (.92)        (.89)        (.88)        (.98)
-----------------------------------------------------------------------------------------------
Net asset value,
end of period                         $7.71        $8.34        $9.95        $9.64        $9.51
-----------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%)a                   2.66        (7.64)       13.05        11.15        16.72
Net assets, end of period
(in thousands)                     $826,257     $949,346   $2,071,302     $464,506      $20,077
-----------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b                1.20         1.17         1.22         1.36         1.35
Ratio of net investment income
to average net assets (%)              9.72         9.56         8.93         8.86        10.06
Portfolio turnover (%)                49.29        89.53        67.62        74.47        89.96
-----------------------------------------------------------------------------------------------

+ Commencement of operations.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.

c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

d Distributions in excess of net investment income were less than $0.01 per share.




For more information about
Putnam High Yield
Advantage Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountants' reports and financial statements included in the fund's two most recent annual reports to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


P U T N A M  I N V E S T M E N T S

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103


             www.putnaminv.com


             File No. 811-4616     NP032 59654 3/00





PUTNAM HIGH YIELD ADVANTAGE FUND

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
March 30, 2000

as revised September 30, 2000


This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the fund dated March 30, 2000, as revised from time to time. This SAI contains information that may be useful to investors but that is not included in the prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or prospectus, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION                              I-3
INVESTMENT RESTRICTIONS                                           I-4
CHARGES AND EXPENSES                                              I-6
INVESTMENT PERFORMANCE                                           I-14
ADDITIONAL OFFICERS                                              I-15
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                 I-15

Part II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS        II-1
TAXES                                                           II-24
MANAGEMENT                                                      II-27
DETERMINATION OF NET ASSET VALUE                                II-35
HOW TO BUY SHARES                                               II-36
DISTRIBUTION PLANS                                              II-46
INVESTOR SERVICES                                               II-50
SIGNATURE GUARANTEES                                            II-54
SUSPENSION OF REDEMPTIONS                                       II-54
SHAREHOLDER LIABILITY                                           II-55
STANDARD PERFORMANCE MEASURES                                   II-55
COMPARISON OF PORTFOLIO PERFORMANCE                             II-56
SECURITIES RATINGS                                              II-61
DEFINITIONS                                                     II-65


SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. The fund offers classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

It is contrary to the fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to the non-fundamental restriction above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

---------------------


In connection with the offering of its shares in Japan, the fund has undertaken to the Japanese Securities Dealers Association that the fund will not: (1) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Management to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) make short sales of securities in excess of the fund's net asset value; and (4) together with other mutual funds managed by Putnam Management, acquire more than 50% of the outstanding voting securities of any issuer. If the undertaking is violated, the fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.


---------------------

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated March 20, 1997 the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any amount thereafter. For the past three fiscal years, pursuant to the Management Contract (and a management contract in effect prior to March 20, 1997, under which the management fee payable to Putnam Management was paid at an annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion), the fund incurred the following fees:

Fiscal          Management
year            fee paid

1999            $16,607,601
1998            $23,937,532
1997            $17,916,237

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

Fiscal          Brokerage
year            commissions

1999            $477,523
1998            $72,056
1997            $49,284

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 1999, including compensation of certain fund officers and contributions to the Putnam Investments, Inc. Profit Sharing Retirement Plan for their benefit, as follows:

                Portion of total
                reimbursement for
Total           compensation and
reimbursement   contributions

$31,114         $25,241

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 1999 and the fees paid to each Trustee by all of the Putnam funds during calendar year 1999:


COMPENSATION TABLE

                                             Pension or           Estimated            Total
                            Aggregate        retirement     annual benefits     compensation
                         compensation  benefits accrued            from all         from all
                             from the        as part of        Putnam funds           Putnam
Trustees/Year                 fund(1)     fund expenses  upon retirement(2)         funds(3)
--------------------------------------------------------------------------------------------
Jameson A. Baxter/1994 (4)    $2,775           $538             $95,000           $191,000
Hans H. Estin/1972             2,759          1,254              95,000            190,000
John A. Hill/1985 (4)(5)       3,431            607             115,000            239,750
Ronald J. Jackson/1996 (4)     2,795            564              95,000            193,500
Paul L. Joskow/1997 (4)        2,759            174              95,000            191,000
Elizabeth T. Kennan/1992       2,759            766              95,000            190,000
Lawrence J. Lasser/1992        2,742            583              95,000            189,000
John H. Mullin, III/1997 (4)   2,829            262              95,000            196,000
Robert E. Patterson/1984       2,767            413              95,000            190,250
William F. Pounds/1971 (5)     3,348          1,398             115,000            231,000
George Putnam/1957             2,759          1,299              95,000            190,000
George Putnam, III/1984        2,759            280              95,000            190,000
A.J.C. Smith/1986              2,726            889              95,000            188,000
W. Thomas Stephens/1997 (4)    2,726            244              95,000            188,000
W. Nicholas Thorndike/1992     2,748          1,076              95,000            190,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date.
Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr.
Stephens as of November 30, 1999 were $3,078, $15,707, $11,939, $5,655,
$6,764 and $7,081, respectively, including income earned on such amounts.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership

At February 29, 2000, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, to the knowledge of the fund, no person owned of record or beneficially 5% or more of any class of shares of the fund.

               Shareholder name                   Percentage
Class            and address                        owned

A              Edward D. Jones                      13.80%
               201 Progress Pkwy.
               Maryland Heights, MO 63043-3003

B              Merrill Lynch                         6.20%
               4800 Deer Lake Drive E
               Jacksonville, FL 32246

M              Kokusai Investment Trust             94.20%
               Company Ltd.
               Shin-Nogizaka, Building
               15-14, Minami-Aoyama
               1-chome Minato-ku
               Tokyo 107 Japan

Y*             IT Corp.                             69.57%

Y*             Illinois Toolworks Inc.              14.72%
               Savings and Investment Plan

* The address for the name listed is:
c/o Putnam Fiduciary Trust Company, as trustee or agent, 859 Willard Street, Quincy, MA 02269

Distribution fees

During fiscal 1999, the fund paid the following 12b-1 fees to Putnam Mutual
Funds:

Class A                  Class B                  Class M
$2,744,692               $9,233,454               $4,552,917

Class A sales charges and contingent deferred sales charges

Putnam Mutual Funds received sales charges with respect to class A shares in the following amounts during the periods indicated:

                                       Sales charges
                                     retained by Putnam     Contingent
                     Total               Mutual Funds        deferred
                                            after             sales
Fiscal year      sales charges       dealer concessions      charges

1999             $829,424                $104,568            $25,014
1998             $5,489,568              $635,125            $34,197
1997             $10,109,394             $1,204,210          $37,202

Class B contingent deferred sales charges

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

                         Contingent deferred
Fiscal year                 sales charges

1999                         $2,661,679
1998                         $2,393,379
1997                         $1,777,245

Class M sales charges

Putnam Mutual Funds received sales charges with respect to class M shares in the following amounts during the periods indicated:

                                       Sales charges
                                     retained by Putnam
                     Total               Mutual Funds
                   front-end                after
Fiscal year      sales charges       dealer concessions

1999               $25,816               $2,746
1998               $191,904              $18,419
1997               $523,076              $52,940

Investor servicing and custody fees and expenses

During the 1999 fiscal year, the fund incurred $2,831,449 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

INVESTMENT PERFORMANCE
Standard performance measures
(for periods ended November 30, 1999)

                  Class A      Class B     Class M    Class Y

Inception Date    3/25/86      5/16/94     12/1/94    12/30/98

Average annual total return

1 year         -2.04%    -2.64%    -0.68%       3.11%
5 years         6.00%     5.96%     6.08%       7.08%
10 years        9.13%     8.73%     9.01%       9.68%

Yield

30-day yield   10.82%    10.55%    10.71%      11.58%

Returns for class A and class M shares reflect the deduction of the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares.

Returns for class B shares reflect the deduction of the applicable contingent deferred sales charge ("CDSC") which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter.

Returns shown for class B, class M and class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares.

Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.

ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Officer Name (Age) (Number of funds)

Edward H. D'Alelio (age 47) (21 funds). Managing Director of Putnam
Management.

Stephen Oristaglio (age 44) (73 funds). Managing Director of Putnam Management. Prior to July 1998, Mr. Oristaglio was a Managing Director at Swiss Bank Corp.

Rosemary H. Thomsen (age 40) (5 funds). Senior Vice President of Putnam Management.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, are the fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended November 30, 1999, filed electronically on January 6, 2000 (File No. 811-4616), are incorporated by reference into this SAI. The financial highlights included in the prospectuses and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectuses and this SAI have been so included and incorporated in reliance upon the reports of the independent accountants and, for all periods prior to the year ended November 30, 1999, the previous independent accountants, PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.